EXHIBIT 11
The Directors
LASMO plc ("LASMO" or the "Company")
101 Bishopsgate
London EC2M 3XH

6 November 2000



STRICTLY PRIVATE & CONFIDENTIAL

Dear Sirs

We refer to our discussions concerning the proposed offer (the "Offer") by us for the ordinary shares in the capital of LASMO (the "Shares").

1.1 Subject to paragraph 1.2, Amerada Hess agrees to make the Offer if the Press Announcement is published by not later than 8 November 2000 with Amerada Hess's prior approval, in substantially the form attached (or in such other form as may be agreed between Amerada Hess and LASMO or as may be required to comply with the requirements of the Panel on Takeovers and Mergers (the "Panel")). Approval of the release of the Press Announcement is at Amerada Hess's absolute discretion.

1.2 Amerada Hess will not be obliged to make or proceed with the Offer if, after the Press Announcement is published:

(a)      the Panel consents to Amerada Hess not proceeding with the Offer; or

(b) Amerada Hess is no longer required by the City Code on Takeovers and Mergers (the "Code") to proceed with the Offer.

1.3 Amerada Hess shall have no liability to LASMO for any failure to make or implement the Offer and LASMO will not be entitled to specific performance of Clause 1.1, if, in each case, Amerada Hess has become aware that any condition of the Offer as set out in the Press Announcement has become incapable of being fulfilled.

1.4      The obligations of LASMO under this agreement will lapse if:

(a)      the Press Announcement is not released on 8 November 2000; or

(b) the Offer is not made in any of the circumstances referred to in paragraph 1.2,

and in those circumstances neither party will have any claim against the other in respect of any prior breach.

1.5 LASMO confirms to Amerada Hess that it will agree to any extension of time limits for posting the Offer in the Code which Amerada Hess approves and the Panel approves, or would approve if LASMO so agreed.

Exclusivity

2.1 LASMO agrees that it will not, and will procure that none of its subsidiary undertakings (or any of its or their respective directors, employees, advisers, agents or representatives acting in that capacity) will, directly or indirectly:

(a) solicit or initiate the submission of proposals, indications of interest or offers of any kind from any person (other than us) in relation to any offer, scheme, merger or business combination, or similar transaction or arrangement which results in the ownership of all or a significant proportion of the Shares passing to any person (an "Alternative Proposal"); or

(b) initiate any discussions or negotiations with any person in relation to any Alternative Proposal.

2.2 This Clause 2 will not prevent LASMO responding to any Alternative Proposal from any third party if LASMO has complied at all times with Clause 2.1 and each of its Directors and its Rule 3 advisers have complied with the terms of that Clause as if they were bound by it directly. If information about the affairs of LASMO or any of its subsidiary undertakings is given to another potential offeror, LASMO will provide the same information to us promptly.

3. LASMO will promptly (but not more than 24 hours after receipt of any Alternative Proposal), notify Amerada Hess of (a) any Alternative Proposal of which it or any of its officers becomes aware (b) any indication of which it or any of its officers becomes aware that any person is considering making an Alternative Proposal, and LASMO will at all times keep Amerada Hess informed of the status of any such Alternative Proposal. This Clause 3 will not require disclosure of the terms of any Alternative Proposal or the identity of its proponent.

4. LASMO confirms that neither it nor any of its officers nor its Rule 3 advisers have previously engaged in discussions which have not been terminated with respect to an Alternative Proposal.

5.1 LASMO's obligations under Clauses 1 to 4 will terminate if the Announcement in relation to the Offer is not made prior to midnight on 8 November 2000.

5.2 LASMO's obligations under Clauses 1 to 4 following the Announcement will terminate if, once made, the Offer lapses or is withdrawn.

Inducement Fee

6.1 Amerada Hess shall be entitled to payment of a sum calculated in accordance with Clause 5.2 if:

(a) a Trigger Event occurs and, at any time prior to the end of the fourth month following the end of the Relevant Period, any person announces an intention (whether or not subject to any pre-condition) to implement an Alternative Proposal and that person consummates an Alternative Proposal (whether or not in the form announced) at any time during 2001 (for this purpose "Alternative Proposal" includes an acquisition or disposal of a material asset being one with a value exceeding (pound)100 million); or

(b) during the Relevant Period, the directors of LASMO (i) fail to recommend unanimously LASMO Shareholders to accept the Offer; or (ii) withdraw any such recommendation, or (iii) qualify any such recommendation in a manner not previously approved by Amerada Hess (in each case irrespective of whether they could continue to recommend in good faith or in accordance with their duties); or

(c) during the Relevant Period, LASMO or any of its directors voluntarily authorises or directs any action or omission which will give rise to a breach of this agreement by LASMO or prevent a condition to the Offer being satisfied in either case in a way which is material in the context of the Wider LASMO Group (as defined in the press announcement to be issued in connection with the Offer) or which otherwise requires LASMO shareholders' approval under the Takeover Code.

For these purposes, a "Trigger Event" will occur if during the Relevant Period:

(a) any person makes public an interest in making, or an intention to make, an Alternative Proposal; or

(b) any person together with any person acting in concert with it (within the meaning of the City Code) acquires or agrees to acquire, whether subject to conditions, pre-conditions or otherwise, shares and/or rights over shares (as defined in the City Code) as a result of which such persons hold shares or rights over shares carrying in aggregate more than 10% of the voting rights exercisable at general meetings of LASMO;

For these purposes and for the purposes of Clause 7 below, the "Relevant Period" is the period from the date of this Agreement until the Offer lapses or it is announced that the Offer will not be made or is withdrawn (whichever is earlier).

6.2      The amount payable by LASMO under Clause 6.1 shall be:

(a) one per cent. of the amount that results from multiplying 180 pence per Company ordinary share by the number of issued ordinary shares in the capital of LASMO as at the date of this Agreement; or

(b) if it is less than the amount specified in sub-paragraph (a), the maximum amount which, if deducted from the net assets of LASMO as at the date of this Agreement, would not reduce them to a material extent (all such expressions being interpreted in accordance with Section 152 of the Companies Act 1985); or

(c) if it is less than the amount specified in sub-paragraph (b), the largest amount in respect of which the commitment of LASMO in Clause
         6.1 can lawfully be given.

Such amount, once it has become payable, will be paid by LASMO without deduction, set-off or counterclaim within five business days following a written notice of demand for payment by Amerada Hess.

LASMO Holdings

7.1      LASMO confirms to Amerada Hess that:

(a) Methodplan Ltd, registered in England with company number 2642814, ("Methodplan") is a wholly owned subsidiary of LASMO;

(b) at the date hereof Methodplan is the beneficial owner of not less than 8,458,007 ordinary shares in the capital of LASMO (the "Methodplan Shares"), which are fully paid and held free from all liens, equities, charges, encumbrances and other interests;

(c) no other subsidiary of LASMO is the legal or beneficial owner of any ordinary shares of LASMO; and

(d) in connection with the LASMO Share Option Scheme dated 1984 (the "Executive Scheme"), the Monument Share Option Scheme, the LASMO International Plan and the Monument Oil and Gas Share Option Scheme dated 1987, the Methodplan Shares may, lawfully and in accordance with the terms of the Executive Scheme, be used to satisfy the exercise of share options granted to employees of LASMO and its subsidiaries.

7.2 Except as provided in Clause 7.4 or as previously approved by Amerada Hess, LASMO will procure that during the Relevant Period, Methodplan will not sell, transfer, charge, encumber, grant any right over or otherwise dispose of any Methodplan Shares (including pursuant to the Offer) and shall not acquire any further Shares.

7.3 LASMO will procure that Methodplan will accept the Offer in respect of such number of shares (not exceeding its holding) as Amerada Hess may direct no later than five London Stock Exchange dealing days after the date of the Offer Document and, if a mix and match election is available, will elect for the maximum amount of additional cash available (or such lesser amount of cash as Amerada Hess may direct).

7.4(a)   Insofar as options are exercised after the date of this agreement:

             (i) under the Executive Scheme and in respect of approved options under the Monument 1996 Share Option Scheme, LASMO will procure that such exercises are satisfied, as directed by Amerada Hess, by the transfer of the shares held by the trustee of the LASMO Employee Share Trust, if lawful, or by the lawful transfer of shares beneficially owned by Methodplan.

            (ii) under the LASMO International Share Option Plan or the Monument Oil and Gas Share Option Scheme dated 1987 or the Monument 1996 Share Option Scheme (in the latter case as to the exercise of unapproved share options only), LASMO will ensure that such exercises are satisfied in cash by the payment of the amount required under the relevant schemes or, to the extent directed by Amerada Hess, by the lawful transfer of shares beneficially owned by Methodplan.

(b) Insofar as entitlements arise under the LASMO Equity Plan, LASMO will ensure that they are satisfied in cash by the payment of the amount required under the relevant schemes.

(c) The Company confirms to Amerada Hess that it will not exercise its discretion to satisfy entitlements under the LASMO Share Appreciation Rights Plan by issuing or procuring the transfer of any Shares.

Other Share Issues and Dividends

8.1 LASMO confirms to Amerada Hess that the information in Appendix A regarding the share capital of LASMO and the rights of the holders of options and other entitlements to require the allotment or transfer of any shares in the capital of LASMO (or any interest therein) is accurate and not misleading in all material respects and that there are no other entitlement not so shown.

8.2 LASMO agrees that, unless the Offer has lapsed or been withdrawn, it will not and it will procure that none of its subsidiaries will (except as agreed by Amerada Hess prior to the date of this Agreement):

(a) make any further awards or grant any further options or entitlements to Shares under any of the Executive Scheme, the LASMO International Share Option Plan, the Monument 1996 Share Option Scheme, the Monument Oil and Gas Share Option Scheme dated 1987, the LASMO SAYE Plan or the LASMO Equity Plan (together the "Schemes") or any other scheme or plan or otherwise or grant any other rights to any person to require the allotment or transfer of any Shares (or any interest therein); or

(b) grant any additional remuneration or benefits (or any entitlements thereto) to any of its senior executives.

8.3 Without limiting Clause 8.2, LASMO agrees that it will not allot or issue any further share capital except as required by the Schemes until the Offer shall have lapsed.

8.4 LASMO agrees that, unless the Offer has lapsed or been withdrawn, it will not recommend, declare, pay or make or propose any bonus, dividend or other distribution.

Further Assurance
9.1 Save to the extent that to do so would constitute a breach of the duties of its directors imposed on them by virtue of holding that office, LASMO agrees that it shall take or cause to be taken all such reasonable steps as are within its power and necessary to assist Amerada Hess in the preparation of necessary regulatory notices, applications and filings, obtaining necessary consents and authorisations and providing the necessary information to enable Amerada Hess to prepare a Form S-4 registration statement and offer document in accordance with the Takeover Code and other documentation required in connection with the Offer.

9.2 LASMO will cooperate with Amerada Hess in ascertaining the entitlements of employees under each of the Schemes, including, without limitation, providing promptly on request (i) all information reasonably requested by Amerada Hess on the number of Shares the subject of entitlements under each of the Schemes, (ii) any documentation relevant to the entitlements of employees under the Schemes, and (iii) details of exercises of shares options as they occur.

The terms of this letter shall be governed by and interpreted in accordance with English law and the courts of England are to have exclusive jurisdiction in respect of any disputes relating to it.

If you agree to the above terms, please indicate your agreement by signing and returning a copy of this letter.

Yours faithfully

J.B. HESS

for and on behalf of Amerada Hess



We confirm that we agree and accept the terms of this letter and intend to be legally bound by its terms

PAUL MURRAY
for and on behalf of LASMO plc

Dated  ____ November 2000


                                   Appendix A
                      Part 1. LASMO Executive Option Scheme

-----------------------------------------------------------------------------------------------------------------------------------

                                    Number          Number which can be     Number which can be          Number which must be
                                                     satisfied in cash         satisfied by              satisfied by new
                                                       compulsorily          existing shares             issue of shares

-----------------------------------------------------------------------------------------------------------------------------------

Maximum   number   of   options    4,100,465                Nil              4,100,465                           Nil
exercisable   or   capable   of
exercise   on   a   change   of
control  from the  date  hereof
until 30/6/2001

-----------------------------------------------------------------------------------------------------------------------------------


Maximum  number of options         3,421,808                Nil              3,421,808                           Nil
exercisable or capable of
exercise on a change of
control  where the offer
value is between  140p and
220p from the date hereof
until 30/6/2001

-----------------------------------------------------------------------------------------------------------------------------------

                        Part 2. LASMO International Plan

------------------------------------------------------------------------------------------------------------------------------------

                                        Number        Number which can    Number which can be         Number which must be
                                                       be satisfied          satisfied by             satisfied by new
                                                    in cash compulsorily    existing shares           issue of shares
--------------------------------------------------------------------------------------------  --------------------------------------

Maximum    number    of    options    6,866,732         6,866,732             6,866,732                           Nil
exercisable    or    capable    of
exercise  on a change  of  control
from   the   date   hereof   until
30/6/2001

------------------------------------------------------------------------------------------------------------------------------------

Maximum    number    of    options    6,013,032         6,013,032             6,013,032                           Nil
exercisable    or    capable    of
exercise  on a change  of  control
where the offer  value is  between
140p  and   220p   from  the  date
hereof until 30/6/2001
------------------------------------------------------------------------------------------------------------------------------------

                    Part 3. Monument 1987 Share Option Scheme

------------------------------------------------------------------------------------------------------------------------------------

                                        Number     Number which can     Number which can       Number which can be
                                                   be satisfied in      be satisfied by       satisfied by new issue
                                                   cash compulsorily    existing shares            of shares
------------------------------------------------------------------------------------------------------------------------------------
Maximum    number    of    options     106,010        106,010                Nil                    106,010
exercisable    or    capable    of
exercise  on a change  of  control
from   the   date   hereof   until
30/6/2001

-----------------------------------------------------------------------------------------------------------------------------------

Maximum    number    of    options     106,010        106,010                Nil                    106,010
exercisable    or    capable    of
exercise  on a change  of  control
where the offer  value is  between
140p  and   220p   from  the  date
hereof until 30/6/2001
------------------------------------------------------------------------------------------------------------------------------------

                        Part 4. Monument 1996 Option Plan

------------------------------------------------------------------------------------------------------------------------------------

                                       Number           Number which can     Number which can      Number which must
                                                        be satisfied in      be satisfied          be satisfied by new
                                                        cash compulsorily    by existing shares     issue of shares
------------------------------------------------------------------------------------------------------------------------------------
Maximum    number    of    options     3,217,471            2,830,609         3,217,471                           Nil
exercisable    or    capable    of
exercise  on a change  of  control
from   the   date   hereof   until
30/6/2001

------------------------------------------------------------------------------------------------------------------------------------

Maximum    number    of    options     3,217,471            2,830,609         3,217,471                           Nil
exercisable    or    capable    of
exercise  on a change  of  control
where the offer  value is  between
140p  and   220p   from  the  date
hereof until 30/6/2001
------------------------------------------------------------------------------------------------------------------------------------

                             Part 5. LASMO SAYE Plan

------------------------------------------------------------------------------------------------------------------------------------

                                       Number                Number which can     Number which can    Number which must be
                                                             be satisfied in      be satisfied by     satisfied by new
                                                             cash compulsorily    existing shares      issue of shares
--------------------------------------------------------------------- --------------------------------------------------------------
Maximum    number    of    options    3,219,971                   Nil              Nil                    3,219,971
exercisable    or    capable    of
exercise  on a change  of  control
under the LASMO SAYE Plan  between
the date hereof and 30/6/2001

------------------------------------------------------------------------------------------------------------------------------------

Maximum    number    of    options    3,121,406                  Nil               Nil                    3,121,406
exercisable    or    capable    of
exercise  on a change  of  control
under  the LASMO  SAYE Plan  where
the offer  value is  between  140p
and  220p  from  the  date  hereof
until 30/6/2001
------------------------------------------------------------------------------------------------------------------------------------

                      Part 6. LASMO Share Appreciation Plan

------------------------------------------------------------------------------------------------------- ----------------------------

                                         Number     Number which           Number which can be       Number which must
                                                    can be satisfied       satisfied by existing     be satisfied by new
                                                    in cash compulsorily          shares             issue of shares
------------------------------------------------------------------------------------------------------------------------------------

Maximum    number    of    options        Nil            Nil                    Nil                        Nil
exercisable    or    capable    of
exercise  on a change  of  control
under     the     LASMO      Share
Appreciation   Plan   between  the
date hereof and 30/6/2001
------------------------------------------------------------------------------------------------------------------------------------
Maximum    number    of    options        Nil            Nil                    Nil                        Nil
exercisable    or    capable    of
exercise  on a change  of  control
under     the     LASMO      Share
Appreciation  Plan where the offer
value  is  between  140p  and 220p
from   the   date   hereof   until
30/6/2001

------------------------------------------------------------------------------------------------------- ----------------------------



                            Part 7. LASMO Equity Plan

--------------------------------------------------------------------------------

Base number of shares currently subject to awards under the plan

--------------------------------------------------------------------------------

Proportion which can be satisfied in cash                     100%
--------------------------------------------------------------------------------


                                  Part 8. Other

--------------------------------------------------------------------------------

Existing issued  share  capital  of                   1,344,328,323 ordinary
LASMO (by class)                                      shares  of 25p    each
                                                      (including  the shares
                                                      beneficially held by
                                                      Methodplan and 1,616,633
                                                      held by the trustee of the
                                                      LASMO Employee Share
                                                      Trust)

--------------------------------------------------------------------------------

Authorised share capital of LASMO                     1,703,812,700 ordinary
                                                      shares of 25p each

--------------------------------------------------------------------------------
Number of shares held by any  subsidiary             Not less than  8,458,007
undertakings of LASMO                                (and not more than
                                                     8,658,007 beneficially held
                                                     by Methodplan

--------------------------------------------------------------------------------

Number of shares  issuable  upon the                Only those shares which fail
exercise of subscription  rights or                 to be issued upon conver-
conversion rights (save as disclosed in             sion of the 7 3/4% conver-
Parts 1-7 above)                                    tible bonds due 2005.  The
                                                    current conversion price is
                                                    541p per share.
--------------------------------------------------------------------------------